COLUMBIA GROWTH & INCOME FUND
                                  (The "Fund")

              SUPPLEMENT TO THE PROSPECTUSES DATED DECEMBER 1, 2004


Effective June 30, 2005, Brian Cunningham, Gregory M. Miller and Richard Dahlberg will no longer co-manage the Fund. Effective June 30, 2005, Lori
Ensinger, David I. Hoffman, Noah Petrucci and Diane L. Sobin will begin co-managing the Fund.

         The section "PORTFOLIO MANAGERS" under the heading "MANAGING THE FUND" is revised in its entirety as follows:

LORI J. ENSINGER, a senior portfolio manager of Columbia Management, is the lead manager for the Fund and has managed the Fund since June, 2005. Ms. Ensinger has been associated with Columbia Management or its affiliates since 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments from 1999 to 2001.

DAVID I. HOFFMAN, a senior portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hoffman has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments from March, 1999 to July, 2001.

NOAH J. PETRUCCI, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Petrucci has been associated with Columbia Management or its affiliates since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

DIANE L. SOBIN, a senior portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Sobin has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments from February, 2000 to June, 2001.



SUP-47/88125-0605                                              June 24, 2005